SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

Morgan Stanley

(Exact name of registrant as specified in its charter)

Delaware	1-11758	36-3145972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (212) 761-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Morgan Stanley (the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in the Company’s Annual Report on Form 10-K/A for the fiscal year ended November 30, 2003 (the “2003 Form 10-K/A”) and Quarterly Reports on Form 10-Q/A for the periods ended February 29, 2004 and May 31, 2004 for discontinued operations that have resulted from the classification of certain aircraft in its aircraft leasing portfolio to “held for sale” in accordance with Statement of Financial Accounting Standards No.144, “Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”). In the third quarter of fiscal 2004, the Company entered into an agreement with a third party for the sale of certain aircraft in its portfolio. In accordance with SFAS 144, revenues and expenses associated with the aircraft designated as “held for sale” have been classified as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the period ended August 31, 2004.

Under requirements of the Securities and Exchange Commission (the “SEC”), the same classification as discontinued operations required by SFAS 144 is also required for previously issued financial statements for each of the three years presented in the Company’s 2003 Form 10-K/A and the Quarterly Reports on Form 10-Q/A for the periods ended February 29, 2004 and May 31, 2004, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale agreement for the aircraft. This reclassification has no effect on the Company’s reported net income for any reporting period.

The net (loss) gain from discontinued operations that has been recast from continuing operations was as follows (dollars in millions):

Fiscal 2003	Fiscal 2002	Fiscal 2001	Fiscal 2000	Fiscal 1999
$(22)	$(11)	$4	$2	$0

The historical financial information in Exhibits 99.1, 99.2, 99.3 and 99.4 has been revised and updated from its previous presentation solely to reflect the reclassification described above for the following periods:

•	fiscal years ended November 30, 2003, 2002, 2001, 2000 and 1999

•	three months ended February 29, 2004, February 28, 2003, May 31, 2004 and May 31, 2003

•	six months ended May 31, 2004 and May 31, 2003

There is no requirement to update or modify any other disclosures included in the 2003 Form 10-K/A and the Quarterly Reports on Form 10-Q/A for the periods ended February 29, 2004 and May 31, 2004.

1

Item 9.01. Financial Statements and Exhibits

15	Letter of awareness from Deloitte & Touche LLP, dated October 27, 2004, concerning unaudited interim financial information.

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Airclaims Limited.

99.1	Consolidated Financial Statements and notes thereto recast for discontinued operations for the fiscal years ended November 30, 2003, 2002, and 2001 (which replaces and supersedes Part II, Item 8 of the 2003 Form 10-K/A filed with the SEC on October 15, 2004).

99.2	Condensed Consolidated Financial Statements and notes thereto recast for discontinued operations for the three months ended February 28, 2003 and February 29, 2004 (which replaces and supersedes Part I, Item 1 of the Quarterly Report on Form 10-Q/A for the quarter ended February 29, 2004 filed with the SEC on October 15, 2004).

99.3	Condensed Consolidated Financial Statements and notes thereto recast for discontinued operations for the three and six months ended May 31, 2003 and May 31, 2004 (which replaces and supersedes Part I, Item 1 of the Quarterly Report on Form 10-Q/A for the quarter ended May 31, 2004 filed with the SEC on October 15, 2004).

99.4	Selected Financial Data recast for discontinued operations for the fiscal years November 30, 2003, 2002, 2001, 2000 and 1999 (which replaces and supersedes Part II, Item 6 of the 2003 Form 10-K/A filed with the SEC on October 15, 2004).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN STANLEY (Registrant)

By:	/s/ DAVID S. MOSER
David S. Moser, Principal Accounting Officer

Date: October 28, 2004

3